EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Stewart Asbury III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Adera Mines Ltd. on Form 10-QSB for the fiscal quarter ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Adera Mines Ltd.

Dated: September 19, 2006	/s/ J. Stewart Asbury III
By: J. Stewart Asbury III,
Chief Executive Officer and President

I, Clayton Woodrum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Adera Mines Ltd. on Form 10-QSB for the fiscal quarter ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Adera Mines Ltd.

Dated: September19, 2006	/s/ Clayton Woodrum
By: Clayton Woodrum,
Chief Financial Officer